As filed with the Securities and Exchange Commission on September 20, 2011

Registration No. 333-167837

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Post-Effective Amendment No. 1 to

FORM S-3

REGISTRATION STATEMENT UNDER

THE SECURITIES ACT OF 1933

IRON MOUNTAIN INCORPORATED	Delaware	23-2588479
(Exact name of registrant as specified in its charter)	(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

745 Atlantic Avenue, Boston, Massachusetts 02111, (617) 535-4766

 (Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

C. RICHARD REESE Chairman of the Board of Directors and Chief Executive Officer 745 Atlantic Avenue Boston, Massachusetts 02111 (617) 535-4766	Copy to: WILLIAM J. CURRY, ESQ. Sullivan & Worcester LLP One Post Office Square Boston, Massachusetts 02109 (617) 338-2800

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Approximate date of commencement of proposed sale to the public: As soon as practicable after this registration statement becomes effective.

If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. ☐

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☒

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.   ☒

If this form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐

SUBSIDIARY GUARANTOR REGISTRANTS(1)

Exact Name of Registrant as Specified in its Charter	State or Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
Iron Mountain Fulfillment Services, Inc.	Delaware	94-3229868
Iron Mountain Global LLC	Delaware	04-3545070
Iron Mountain Global Holdings, LLC	Delaware	04-3441680
Iron Mountain Information Management, Inc.	Delaware	04-3038590
Iron Mountain Intellectual Property Management, Inc.	Delaware	75-1866918
Iron Mountain Statutory Trust—1998	Connecticut	06-6466469
Iron Mountain Statutory Trust—1999	Connecticut	06-6496076
Iron Mountain Statutory Trust—2001	Connecticut	45-6351066
Mountain Real Estate Assets, Inc.	Delaware	04-3545066
Mountain Reserve III, Inc.	Delaware	47-0952067
Nettlebed Acquisition Corp.	Delaware	20-0388018
Treeline Services Corporation	Delaware	54-2110821

(1)           Any of the above registrants may fully and unconditionally guarantee on a joint and several basis any series of debt securities of Iron Mountain Incorporated offered by the prospectus contained as part of this registration statement as set forth in a related prospectus supplement.

EXPLANATORY NOTE

This Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 (Registration Number 333-167837) (the “Registration Statement”) is being filed for the purpose of (i) removing Mimosa Systems, Inc. (“Mimosa”), Stratify, Inc. (“Stratify”) and Iron Mountain Government Services Incorporated (“Government Services”) as subsidiary guarantor registrants from the Registration Statement and (ii) reflecting the name change of subsidiary guarantor registrant Iron Mountain Global, Inc. (“Global Inc.”) to Iron Mountain Global Holdings, LLC (“Global LLC”).

On June 2, 2011, Iron Mountain Incorporated (“IMI”) completed the sale (the “Digital Sale”) of its online backup and recovery, digital archiving and eDiscovery solutions businesses of its digital business to Autonomy Corporation plc (“Autonomy”), pursuant to a purchase and sale agreement dated as of May 15, 2011, among IMI, certain subsidiaries of IMI and Autonomy. As a result of the Digital Sale, Mimosa and Stratify are no longer subsidiaries of IMI and will not issue any subsidiary guarantees in connection with any offering of IMI’s securities pursuant to the Registration Statement.

Effective December 23, 2010, Global Inc. completed its conversion from a Delaware corporation to a Delaware limited liability company and changed its name to Iron Mountain Global Holdings, LLC.  Global LLC continues to be a subsidiary of IMI and will continue to issue subsidiary guarantees in connection with any offering of IMI’s securities pursuant to the Registration Statement.

Effective September 30, 2010, Government Services was merged into co-registrant Iron Mountain Information Management, Inc. (“IMIM”), with IMIM being the surviving entity. IMIM continues to be a subsidiary guarantor registrant. As a result of the merger, Government Services is no longer a subsidiary of IMI and will not issue any subsidiary guarantees in connection with any offering of IMI’s securities pursuant to the Registration Statement.

No changes or additions are being made hereby to the base prospectus that already forms a part of the Registration Statement.  Accordingly, such base prospectus is being omitted from this filing.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14. Other Expenses of Issuance and Distribution

Set forth below is an estimate (except in the case of the registration fee) of the amount of fees and expenses to be incurred in connection with the issuance and distribution of the offered securities registered hereby, other than underwriting discounts and commission, if any, incurred in connection with the sale of the offered securities. All such amounts will be borne by Iron Mountain Incorporated, or Iron Mountain or the Company.

Registration Fee Under Securities Act of 1933	$	*
Legal Fees and Expenses		$75,000
Accounting Fees and Expenses		$20,000
Miscellaneous Fees and Expenses		$5,000

Total:		$100,000

*  In accordance with Rule 456(b) and 457(r) under the Securities Act of 1933, as amended, or the Securities Act, we are deferring payment of the registration fee for the securities offered hereby.

Item 15. Indemnification of Directors and Officers

We are a Delaware corporation. Section 102 of the Delaware General Corporation Law, or the DGCL, permits a corporation to include a provision in its certificate of incorporation eliminating or limiting the personal liability of a director to a corporation or its stockholders for monetary damages for certain breaches of the director’s fiduciary duty, except (1) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) the payment of unlawful dividends or unlawful stock repurchases or redemptions or (iv) transactions from which the director received an improper personal benefit. Our certificate of incorporation eliminates the liability of directors to the fullest extent permissible under Delaware law.

Section 145 of the DGCL, or Section 145, authorizes a corporation to indemnify its directors, officers, employees and agents against certain liabilities (including attorney’s fees, judgments, fines and expenses) they may incur in connection with specified actions, suits or proceedings, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation, or a derivative action), if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. Section 145 also provides that such persons have a right to indemnification against expenses where they have been successful on the merits or otherwise in defense of such actions. A similar standard is applicable in the case of derivative actions, except that indemnification only extends to expenses (including attorneys’ fees) incurred in connection with defense or settlement of such action, and the statute requires court approval before there can be any indemnification where the person seeking indemnification has been found liable to the corporation. Section 145 empowers the corporation to purchase and maintain insurance on behalf of any directors, officers, employees and agent, against any liability asserted against such person and incurred by such person in any such capacity, whether or not the corporation would have the power to indemnify such person against such liability under Section 145.

Section 145 provides that the indemnification provided thereby is not exclusive of any other indemnification rights that may exist under any bylaw, agreement, vote of shareholders or disinterested directors, or otherwise.

Article 12 of the Company’s bylaws provides indemnification to directors and officers for all actions taken by them and for all failures to take action to the fullest extent permitted by Delaware law against all expense, liability and loss reasonably incurred or suffered by them in connection with any threatened, pending or completed action, suit or proceeding (including, without limitation, an action, suit or proceeding by or in the right of the Company), whether civil, criminal, administrative or investigative. Article 12 also permits the Company, by action of its board of directors, to indemnify employees and other agents of the Company to the same extent as directors and officers. Amendments, repeals or modifications of Article 12 can only be prospective and no such change may reduce the limitations of director’s liability or limit indemnification or advancement of expenses unless adopted by the unanimous vote of all of the directors then serving or the affirmative vote of the holders of a majority of the outstanding shares of stock of the Company entitled to vote in elections of directors. Article 12 further permits the Company to maintain insurance, at its expense, for the benefit of any person on behalf of whom insurance is permitted to be purchased by Delaware law against any such expenses, liability or loss.

Reference is made to our bylaws filed as Exhibit 3.1 to our Current Report on Form 8-K filed with the Securities and Exchange Commission, or the SEC, on March 5, 2010. Reference is also made to our Amended and Restated Certificate of Incorporation, as amended, filed as Exhibit 3.1 to our Annual Report on Form 10-K for the year ended December 31, 2006.

Item 16. Exhibits

Certain exhibits indicated below are incorporated by reference to documents of Iron Mountain on file with the SEC. Exhibit numbers in parentheses refer to the exhibit numbers in the applicable filing.

Exhibit No.	Item	Exhibit
1.1	Form of Underwriting Agreement (for Debt Securities).	*
1.2	Form of Underwriting Agreement (for Preferred Stock).	*
1.3	Form of Underwriting Agreement (for Depositary Shares).	*
1.4	Form of Underwriting Agreement (for Common Stock).	*
1.5	Form of Underwriting Agreement (for Warrants).	*

1.6	Form of Underwriting Agreement (for Stock Purchase Contracts).	*
1.7	Form of Underwriting Agreement (for Stock Purchase Units).	*
4.1	Amended and Restated Certificate of Incorporation of the Company, as amended.	(3.1)(1)
4.2	Bylaws of the Company.	(3.1)(2)
4.3	Senior Subordinated Indenture, dated as of December 30, 2002, among the Company, the Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee.	(4.7)(3)
4.4	Form of Senior Indenture.	Previously filed as Exhibit 4.4 to the Registration Statement
4.5	Form of Senior Subordinated Indenture.	Previously filed as Exhibit 4.5 to the Registration Statement
4.6	Form of Subordinated Indenture.	Previously filed as Exhibit 4.6 to the Registration Statement
4.7	Form of Senior Debt Security.	*
4.8	Form of Senior Subordinated Debt Security.	*
4.9	Form of Subordinated Debt Security.	*
4.10	Form of stock certificate representing shares of Common Stock, $.01 par value per share, of the Company.	Previously filed as Exhibit 4.10 to the Registration Statement
4.11	Form of Certificate of Designation for shares of Preferred Stock, $.01 par value per share, of the Company.	*
4.12	Form of stock certificate representing shares of Preferred Stock, $.01 par value per share, of the Company.	*
4.13	Form of Deposit Agreement, including form of Depositary Receipt for Depositary Shares.	*
4.14	Form of Warrant Agreement, including form of Warrant.	*
4.15	Form of Stock Purchase Contract.	*
4.16	Form of Stock Purchase Unit.	*
5.1	Opinion of Sullivan & Worcester LLP.	Previously filed as Exhibit 5.1 to the Registration Statement
5.2	Opinion of Gesmer Updegrove LLP.	Previously filed as Exhibit 5.2 to the Registration Statement
8	Opinion of Sullivan & Worcester LLP regarding tax matters.	*
12.1	Statement Regarding Computation of Ratio of Earnings to Fixed Charges.	(4)
12.2	Statement Regarding Computation of Ratio of Earnings to Fixed Charges and Preferred Stock Dividends.	*
23.1	Consent of Sullivan & Worcester LLP.	Included in Exhibit 5.1 to the Registration Statement
23.2	Consent of Gesmer Updegrove LLP.	Included in Exhibit 5.2 to the Registration Statement
23.3	Consent of Deloitte & Touche LLP.	Previously filed as Exhibit 23.3 to the Registration Statement
23.4	Consent of Deloitte & Touche LLP with respect to this Post-Effective Amendment.	Filed herewith
24.1	Powers of Attorney.	Previously filed with the signature pages to the Registration Statement
25.1

Statement of Eligibility of Trustee on Form T-1 under the Trust Indenture Act of 1939, as amended, of The Bank of New York Mellon Trust Company, N.A., as Trustee for the Senior Subordinated Indenture dated as of December 30, 2002, among the Company, the Guarantors named therein and The Bank of New York Mellon Trust Company, N.A.

Previously filed as Exhibit 25.1 to the Registration Statement
25.2	Statement of Eligibility of Trustee on Form T-1 under the Trust	Previously filed as Exhibit 25.2

	Indenture Act of 1939, as amended, of The Bank of New York Mellon Trust Company, N.A., as Trustee for the Senior Subordinated Indenture.	to the Registration Statement
25.3	Statement of Eligibility of Trustee on Form T-1 under the Trust Indenture Act of 1939, as amended, of The Bank of New York Mellon Trust Company, N.A., as Trustee for the Senior Indenture.	Previously filed as Exhibit 25.3 to the Registration Statement
25.4	Statement of Eligibility of Trustee on Form T-1 under the Trust Indenture Act of 1939, as amended, of The Bank of New York Mellon Trust Company, N.A., as Trustee for the Subordinated Indenture.	Previously filed as Exhibit 25.4 to the Registration Statement
25.5	Statement of Eligibility of Trustee on Form T-1 under the Trust Indenture Act of 1939, as amended, of Deutsche Bank Trust Company Americas, as Trustee for the Senior Subordinated Indenture.	Previously filed as Exhibit 25.5 to the Registration Statement
25.6	Statement of Eligibility of Trustee on Form T-1 under the Trust Indenture Act of 1939, as amended, of Deutsche Bank Trust Company Americas, as Trustee for the Senior Indenture.	Previously filed as Exhibit 25.6 to the Registration Statement
25.7	Statement of Eligibility of Trustee on Form T-1 under the Trust Indenture Act of 1939, as amended, of Deutsche Bank Trust Company Americas, as Trustee for the Subordinated Indenture.	Previously filed as Exhibit 25.7 to the Registration Statement

*  To be filed by amendment or incorporated by reference in connection with the offering of offered securities, as appropriate.

(1)          Filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, filed with the SEC, File No. 001-13045.

(2)          Filed as an exhibit to the Company’s Current Report on Form 8-K dated March 5, 2010, filed with the SEC, File No. 001-13045.

(3)          Filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2002, filed with the SEC, File No. 001-13045.

(4)          Filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2011, filed with the SEC, File No. 001-13045.

Item 17. Undertakings

(a)                                  Each of the undersigned registrants hereby undertakes:

(1)                                  To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)                                     To include any prospectus required by Section 10(a)(3) of the Securities Act;

(ii)                                  To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule

424(b) under the Securities Act if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii)                              To include any material information with respect to the plan of distribution not previously disclosed in this registration statement or any material change to such information in this registration statement;

provided, however, that paragraphs (a)(1)(i), (a)(1)(ii) and (a)(1)(iii) do not apply if the registration statement is on Form S-3 or Form F-3 and the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the SEC by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(2)                                 That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3)                                 To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4)                                 That, for the purpose of determining any liability under the Securities Act to any purchaser:

(i)                                    Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(ii)                                 Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(5)                                 That, for the purpose of determining liability of the registrant under the Securities Act to any purchaser in the initial distribution of the securities:

The undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i)                                    Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii)                                 Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii)                              The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv)                             Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(b)                                The undersigned registrants hereby further undertake that, for the purposes of determining any liability under the Securities Act, each filing of Iron Mountain’s annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c)                                 Insofar as indemnification for liabilities arising under the Securities Act of may be permitted to directors, officers and controlling persons of the registrants pursuant to the provisions described under Item 15 of this registration statement, or otherwise, the registrants have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrants of expenses incurred or paid by a director, officer or controlling person of the registrants in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrants will, unless in the opinion of their counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

(d)                                Each of the undersigned registrants hereby undertakes to file an application for the purpose of determining the eligibility of each trustee to act under subsection (a) of Section 310 of the Trust Indenture Act of 1939, or the Act, in accordance with the rules and regulations prescribed by the SEC under Section 305(b)(2) of the Act.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, Commonwealth of Massachusetts, on September 20, 2011.

IRON MOUNTAIN INCORPORATED

By:	/s/ Brian P. McKeon
Brian P. McKeon
Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement on Form S-3 has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

*	Chairman and Chief Executive Officer	September 20, 2011
C. Richard Reese

/s/ Brian P. McKeon	Executive Vice President and Chief Financial Officer
Brian P. McKeon	(Principal Financial Officer and	September 20, 2011
Principal Accounting Officer)

Director
Ted R. Antenucci

*	Director	September 20, 2011
Clarke H. Bailey

Director
Paul F. Deninger

*	Director	September 20, 2011
Kent P. Dauten

*	Director	September 20, 2011
Per-Kristian Halvorsen

*	Director	September 20, 2011
Michael Lamach

*	Director	September 20, 2011
Arthur D. Little

Director
Allan Z. Loren

*	Director	September 20, 2011
Vincent J. Ryan

*	Director	September 20, 2011
Laurie A. Tucker

*	Director	September 20, 2011
Alfred J. Verrecchia

* By:	/s/ Brian P. McKeon
Brian P. McKeon
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, each of Iron Mountain Fulfillment Services, Inc., Iron Mountain Global Holdings, LLC, Iron Mountain Information Management, Inc., Iron Mountain Intellectual Property Management, Inc., Mountain Real Estate Assets, Inc., Mountain Reserve III, Inc., Nettlebed Acquisition Corp. and Treeline Services Corporation (collectively, the “Corporate Subsidiaries”) certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, Commonwealth of Massachusetts, on September 20, 2011.

IRON MOUNTAIN FULFILLMENT SERVICES, INC.
IRON MOUNTAIN GLOBAL HOLDINGS, LLC
IRON MOUNTAIN INFORMATION MANAGEMENT, INC.
IRON MOUNTAIN INTELLECTUAL PROPERTY MANAGEMENT, INC.
MOUNTAIN REAL ESTATE ASSETS, INC.
MOUNTAIN RESERVE III, INC.
NETTLEBED ACQUISITION CORP.
TREELINE SERVICES CORPORATION

By:	/s/	Brian P. McKeon
Brian P. McKeon
Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

*	Chief Executive Officer of the Corporate Subsidiaries	September 20, 2011
C. Richard Reese

/s/ Brian P. McKeon	Chief Financial Officer of the Corporate Subsidiaries
Brian P. McKeon		September 20, 2011

* By:	/s/ Brian P. McKeon
Brian P. McKeon
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, each of Iron Mountain Statutory Trust—1998, Iron Mountain Statutory Trust—1999 and Iron Mountain Statutory Trust—2001 certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, Commonwealth of Massachusetts, on September 20, 2011.

IRON MOUNTAIN STATUTORY TRUST — 1998

		By:	U.S. BANK NATIONAL ASSOCIATION, not individually but as Owner Trustee under that certain Amended and Restated Owner Trust Agreement dated as of October 1, 1998, as amended

			By:	*
Name: John Correia
Title: Vice President

IRON MOUNTAIN STATUTORY TRUST - 1999

		By:	U.S. BANK NATIONAL ASSOCIATION, not individually but as Owner Trustee under that certain Owner Trust Agreement dated as of July 1, 1999, as amended

			By:	*
Name: John Correia
Title: Vice President

IRON MOUNTAIN STATUTORY TRUST - 2001

		By:	U.S. BANK NATIONAL ASSOCIATION, not individually but as Trustee under that certain Amended and Restated Declaration of Trust dated as of May 22, 2001, as amended

			By:	*
Name: John Correia
Title: Vice President
* By:	/s/ Brian P. McKeon
Brian P. McKeon
Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

U.S. Bank National Association

By: *	Owner Trustee of Iron Mountain Statutory Trust — 1998 and Iron
September 20, 2011
Name: John Correia	Mountain Statutory Trust — 1999; Trustee of Iron Mountain Statutory Trust — 2001
Title: Vice President

* By:	/s/ Brian P. McKeon
Brian P. McKeon
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Iron Mountain Global LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, Commonwealth of Massachusetts, on September 20, 2011.

IRON MOUNTAIN GLOBAL LLC

By:	Iron Mountain Global Holdings, LLC, as Sole Member of Iron Mountain Global LLC

	By:	/s/ Brian P. McKeon
Brian P. McKeon
Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE		TITLE	DATE

Iron Mountain Global Holdings, LLC

By:	*	Sole Member of Iron Mountain Global LLC	September 20, 2011
Name: C. Richard Reese
Title: Chief Executive Officer

* By:	/s/ Brian P. McKeon
Brian P. McKeon
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Mimosa Systems, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cambridge, state of Cambridgeshire, UK, on September 19, 2011.

MIMOSA SYSTEMS, INC.

By:	/s/ Andrew Kantor
Name: Andrew Kantor
Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Andrew Kantor	Chief Executive Officer of Mimosa Systems, Inc.	September 19, 2011
Name: Andrew Kantor

/s/ Sushovan Hussain	Chief Financial Officer of Mimosa Systems, Inc.	September 19, 2011
Name: Sushovan Hussain

/s/ Andrew Kantor	Director	September 19, 2011
Name: Andrew Kantor

/s/ Sushovan Hussain	Director	September 19, 2011
Name: Sushovan Hussain

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Stratify, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cambridge, state of Cambridgeshire, UK, on September 19, 2011.

STRATIFY, INC.

By:	/s/ Andrew Kantor
Name: Andrew Kantor
Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Andrew Kantor	Chief Executive Officer of Stratify, Inc.	September 19, 2011
Name: Andrew Kantor

/s/ Sushovan Hussain	Chief Financial Officer of Stratify, Inc.	September 19, 2011
Name: Sushovan Hussain

/s/ Andrew Kantor	Director	September 19, 2011
Name: Andrew Kantor

/s/ Sushovan Hussain	Director	September 19, 2011
Name: Sushovan Hussain

EXHIBIT INDEX

Exhibit No.	Item	Exhibit

1.1	Form of Underwriting Agreement (for Debt Securities).	*
1.2	Form of Underwriting Agreement (for Preferred Stock).	*
1.3	Form of Underwriting Agreement (for Depositary Shares).	*
1.4	Form of Underwriting Agreement (for Common Stock).	*
1.5	Form of Underwriting Agreement (for Warrants).	*
1.6	Form of Underwriting Agreement (for Stock Purchase Contracts).	*
1.7	Form of Underwriting Agreement (for Stock Purchase Units).	*
4.1	Amended and Restated Certificate of Incorporation of the Company, as amended.	(3.1)(1)
4.2	Bylaws of the Company.	(3.1)(2)
4.3	Senior Subordinated Indenture, dated as of December 30, 2002, among the Company, the Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee.	(4.7)(3)
4.4	Form of Senior Indenture.	Previously filed as Exhibit 4.4 to the Registration Statement
4.5	Form of Senior Subordinated Indenture.	Previously filed as Exhibit 4.5 to the Registration Statement
4.6	Form of Subordinated Indenture.	Previously filed as Exhibit 4.6 to the Registration Statement
4.7	Form of Senior Debt Security.	*
4.8	Form of Senior Subordinated Debt Security.	*
4.9	Form of Subordinated Debt Security.	*
4.10	Form of stock certificate representing shares of Common Stock, $.01 par value per share, of the Company.	Previously filed as Exhibit 4.10 to the Registration Statement
4.11	Form of Certificate of Designation for shares of Preferred Stock, $.01 par value per share, of the Company.	*
4.12	Form of stock certificate representing shares of Preferred Stock, $.01 par value per share, of the Company.	*
4.13	Form of Deposit Agreement, including form of Depositary Receipt for Depositary Shares.	*
4.14	Form of Warrant Agreement, including form of Warrant.	*
4.15	Form of Stock Purchase Contract.	*
4.16	Form of Stock Purchase Unit.	*
5.1	Opinion of Sullivan & Worcester LLP.	Previously filed as Exhibit 5.1 to the Registration Statement
5.2	Opinion of Gesmer Updegrove LLP.	Previously filed as Exhibit 5.2 to the Registration Statement
8	Opinion of Sullivan & Worcester LLP regarding tax matters.	*
12.1	Statement Regarding Computation of Ratio of Earnings to Fixed Charges.	(4)
12.2	Statement Regarding Computation of Ratio of Earnings to Fixed Charges and Preferred Stock Dividends.	*
23.1	Consent of Sullivan & Worcester LLP.	Included in Exhibit 5.1 to the Registration Statement
23.2	Consent of Gesmer Updegrove LLP.	Included in Exhibit 5.2 to the Registration Statement
23.3	Consent of Deloitte & Touche LLP.	Previously filed as Exhibit 23.3 to the Registration Statement
23.4	Consent of Deloitte & Touche LLP with respect to this Post-Effective Amendment.	Filed herewith.

24.1	Powers of Attorney.	Previously filed with the signature pages to the Registration Statement
25.1

Statement of Eligibility of Trustee on Form T-1 under the Trust Indenture Act of 1939, as amended, of The Bank of New York Mellon Trust Company, N.A., as Trustee for the Senior Subordinated Indenture dated as of December 30, 2002, among the Company, the Guarantors named therein and The Bank of New York Mellon Trust Company, N.A.

Previously filed as Exhibit 25.1 to the Registration Statement
25.2	Statement of Eligibility of Trustee on Form T-1 under the Trust Indenture Act of 1939, as amended, of The Bank of New York Mellon Trust Company, N.A., as Trustee for the Senior Subordinated Indenture.	Previously filed as Exhibit 25.2 to the Registration Statement
25.3	Statement of Eligibility of Trustee on Form T-1 under the Trust Indenture Act of 1939, as amended, of The Bank of New York Mellon Trust Company, N.A., as Trustee for the Senior Indenture.	Previously filed as Exhibit 25.3 to the Registration Statement
25.4	Statement of Eligibility of Trustee on Form T-1 under the Trust Indenture Act of 1939, as amended, of The Bank of New York Mellon Trust Company, N.A., as Trustee for the Subordinated Indenture.	Previously filed as Exhibit 25.4 to the Registration Statement
25.5	Statement of Eligibility of Trustee on Form T-1 under the Trust Indenture Act of 1939, as amended, of Deutsche Bank Trust Company Americas, as Trustee for the Senior Subordinated Indenture.	Previously filed as Exhibit 25.5 to the Registration Statement
25.6	Statement of Eligibility of Trustee on Form T-1 under the Trust Indenture Act of 1939, as amended, of Deutsche Bank Trust Company Americas, as Trustee for the Senior Indenture.	Previously filed as Exhibit 25.6 to the Registration Statement
25.7	Statement of Eligibility of Trustee on Form T-1 under the Trust Indenture Act of 1939, as amended, of Deutsche Bank Trust Company Americas, as Trustee for the Subordinated Indenture.	Previously filed as Exhibit 25.7 to the Registration Statement

*  To be filed by amendment or incorporated by reference in connection with the offering of offered securities, as appropriate.

(1)          Filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, filed with the SEC, File No. 001-13045.

(2)          Filed as an exhibit to the Company’s Current Report on Form 8-K dated March 5, 2010, filed with the SEC, File No. 001-13045.

(3)          Filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2002, filed with the SEC, File No. 001-13045.

(4)          Filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2011, filed with the SEC, File No. 001-13045.